Exhibit 99.2

BANKFINANCIAL CORPORATION
FOURTH QUARTER 2014
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014				2013
	IVQ	IIIQ	IIQ	IQ	IVQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	9.76%	1.01%	0.39%	0.26%	0.42%
Return on equity (ratio of net income to average equity) (1)	75.56	7.98	3.15	2.12	3.43
Net interest rate spread (1)	3.39	3.35	3.37	3.30	3.25
Net interest margin (1)	3.44	3.40	3.43	3.34	3.31
Efficiency ratio	81.24	83.45	82.15	88.79	97.51
Noninterest expense to average total assets (1)	3.08	3.13	3.04	3.15	3.53
Average interest–earning assets to average interest–bearing liabilities	124.17	123.12	122.57	121.85	121.97
Number of full service offices	19	19	19	19	20
Employees (full time equivalents)	269	270	276	281	301

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$9,693	$11,078	$13,715	$13,869	$15,781
Interest-bearing deposits in other financial institutions	49,888	81,847	119,790	137,855	145,176
Securities, at fair value	121,174	115,001	108,979	115,977	110,907
Loans held for sale	—	—	—	—	—
Loans receivable, net	1,172,356	1,134,442	1,117,593	1,097,888	1,098,077
Other real estate owned, net	6,358	5,990	7,704	8,670	6,306
Stock in Federal Home Loan Bank, at cost	6,257	6,257	6,257	6,068	6,068
Premises and equipment, net	34,286	34,030	34,432	34,882	35,328
Intangible assets	1,855	1,998	2,141	2,284	2,433
Bank owned life insurance	22,193	22,140	22,083	22,022	21,958
Deferred taxes	31,643	—	—	—	—
Other assets	9,707	8,150	9,612	9,027	11,560
Total assets	$1,465,410	$1,420,933	$1,442,306	$1,448,542	$1,453,594

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,211,713	$1,218,302	$1,237,340	$1,252,819	$1,252,708
Borrowings	12,921	2,834	3,068	2,668	3,055
Other liabilities	24,655	18,521	23,579	16,191	22,204
Total liabilities	1,249,289	1,239,657	1,263,987	1,271,678	1,277,967
Stockholders’ equity	216,121	181,276	178,319	176,864	175,627
Total liabilities and stockholders’ equity	$1,465,410	$1,420,933	$1,442,306	$1,448,542	$1,453,594
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014				2013
	IVQ	IIIQ	IIQ	IQ	IVQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,413	$12,368	$12,482	$12,086	$12,296
Total interest expense	714	746	774	812	842
Net interest income before provision	11,699	11,622	11,708	11,274	11,454
Provision for (recovery of) loan losses	(756)	(1,413)	957	476	(1,178)
Net interest income	12,455	13,035	10,751	10,798	12,632
Noninterest income	1,769	1,748	1,660	1,532	1,665
Noninterest expense	10,941	11,157	10,982	11,371	12,792
Income before income tax	3,283	3,626	1,429	959	1,505
Income tax expense (benefit)	(31,395)	36	25	17	—
Net income	$34,678	$3,590	$1,404	$942	$1,505
Basic earnings per common share	$1.72	$0.17	$0.07	$0.05	$0.07
Diluted earnings per common share	$1.72	$0.17	$0.07	$0.05	$0.07

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$516	$519	$465	$433	$477
Other fee income	566	571	600	527	537
Insurance commissions and annuities income	152	106	86	87	173
Gain on sales of loans, net	51	39	44	24	24
Loss on sale of securities	—	—	—	(7)	—
Gain (loss) on disposition of premises and equipment	—	—	3	2	(43)
Loan servicing fees	108	102	104	104	112
Amortization of servicing assets	(29)	(36)	(38)	(32)	(40)
Recovery (impairment) of servicing assets	(2)	4	(6)	(4)	24
Earnings on bank owned life insurance	53	57	61	64	77
Trust income	178	171	170	164	175
Other	176	215	171	170	149
Total noninterest income	$1,769	$1,748	$1,660	$1,532	$1,665

Noninterest Expense
Compensation and benefits	$5,828	$5,492	$5,596	$5,958	$6,614
Office occupancy and equipment	1,651	1,687	1,626	1,914	1,997
Advertising and public relations	363	271	304	162	316
Information technology	672	674	691	639	697
Supplies, telephone, and postage	410	394	384	391	463
Amortization of intangibles	143	143	143	149	150
Nonperforming asset management	219	418	97	104	607
Loss (gain) on sales of other real estate owned	75	52	(98)	6	(34)
Valuation adjustments of other real estate owned	46	315	33	44	79
Operations of other real estate owned	127	127	474	207	159
FDIC insurance premiums	259	208	470	479	468
Other	1,148	1,376	1,262	1,318	1,276
Total noninterest expense	$10,941	$11,157	$10,982	$11,371	$12,792

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014				2013
	IVQ	IIIQ	IIQ	IQ	IVQ
LOANS
One–to–four family residential real estate loans	$180,337	$187,318	$193,826	$197,831	$201,382
Multi–family mortgage loans	480,349	453,720	439,318	416,356	396,058
Nonresidential real estate loans	234,500	243,047	246,962	251,873	263,567
Construction and land loans	1,885	2,356	2,882	3,396	6,570
Commercial loans	66,882	53,962	45,803	53,661	54,255
Commercial leases	217,143	203,563	199,908	185,474	187,112
Consumer loans	2,051	2,458	2,290	2,476	2,317
	1,183,147	1,146,424	1,130,989	1,111,067	1,111,261
Net deferred loan origination costs	1,199	1,069	1,056	1,002	970
Allowance for loan losses	(11,990)	(13,051)	(14,452)	(14,181)	(14,154)
Loans, net	$1,172,356	$1,134,442	$1,117,593	$1,097,888	$1,098,077

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$4,119	$5,584	$3,740	$2,548	$6,316
Multi–family mortgage loans	47,929	26,342	40,191	24,419	37,351
Nonresidential real estate loans	7,024	3,477	5,927	6,088	26,009
Construction and land loans	—	—	—	—	1,118
Commercial loans	52,810	47,332	45,611	49,659	56,222
Commercial leases	38,454	32,743	43,266	22,870	47,101
Consumer loans	803	798	779	870	962
	$151,139	$116,276	$139,514	$106,454	$175,079

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$10,489	$10,735	$6,069	$5,811	$8,749
Multi–family mortgage loans	21,284	12,299	16,072	6,539	13,966
Nonresidential real estate loans	13,637	8,409	10,456	12,663	9,673
Construction and land loans	176	402	509	791	979
Commercial loans	39,955	42,153	54,471	48,638	54,744
Commercial leases	22,923	31,354	26,593	26,097	19,480
Consumer loans	895	902	950	1,057	951
	$109,359	$106,254	$115,120	$101,596	$108,542

LOAN PAYMENTS and PAYOFFS (Loans rated 5 or higher) (2)
One–to–four family residential real estate loans	$1,151	$927	$1,420	$28	$1,022
Multi–family mortgage loans	5,000	829	6,275	2,724	1,651
Nonresidential real estate loans	5,869	2,135	6,632	6,899	3,055
Construction and land loans	141	263	407	748	926
Commercial loans	3,149	2,569	2,064	4,441	6,262
Commercial leases	—	—	—	26	35
Consumer loans	—	—	—	2	—
	$15,310	$6,723	$16,798	$14,868	$12,951

(1) Loan originations include draws on revolving lines of credit and exclude loan renewals.
(2) Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014				2013
	IVQ	IIIQ	IIQ	IQ	IVQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate loans	$4,356	$4,226	$5,156	$5,008	$4,641
Multi–family mortgage loans	4,481	6,223	4,274	6,617	7,098
Nonresidential real estate loans	3,245	4,384	4,959	8,715	4,214
Construction and land loans	—	120	118	269	382
Commercial loans	76	82	77	77	77
Commercial leases	—	—	8	8	—
Consumer loans	3	1	—	—	12
Nonaccrual loans	12,161	15,036	14,592	20,694	16,424

Loans past due over 90 days, still accruing	—	—	16	—	228
Loans held for sale	—	—	—	—	—

Other real estate owned:
One–to–four family residential real estate loans	806	945	979	1,098	901
Multi–family real estate	2,307	1,502	2,572	3,220	1,921
Nonresidential real estate	885	1,448	1,887	2,086	1,181
Land	135	181	258	258	275
Other real estate owned	4,133	4,076	5,696	6,662	4,278
Nonperforming assets (excluding purchase impaired loans and purchased other real estate owned)	16,294	19,112	20,304	27,356	20,930

Purchased impaired loans:
One–to–four family residential real estate loans	$52	$51	$102	$101	$100
Nonresidential real estate loans	—	161	157	153	1,633
Commercial loans	—	—	—	23	23
Purchased impaired loans	52	212	259	277	1,756
Purchased other real estate owned:
One–to–four family residential real estate	457	132	156	156	176
Land	1,768	1,782	1,852	1,852	1,852
Purchased other real estate owned	2,225	1,914	2,008	2,008	2,028
Purchased impaired loans and OREO	2,277	2,126	2,267	2,285	3,784
Nonperforming assets	$18,571	$21,238	$22,571	$29,641	$24,714

Asset Quality Ratios
Nonperforming assets to total assets	1.27%	1.49%	1.56%	2.05%	1.70%
Nonperforming assets to total assets (1)	1.11	1.35	1.41	1.89	1.44
Nonaccrual loans to total loans	1.03	1.33	1.31	1.89	1.66
Nonaccrual loans to total loans (1)	1.03	1.31	1.29	1.86	1.50
Allowance for loan losses to nonperforming loans	98.17	85.59	97.21	67.62	76.89
Allowance for loan losses to nonperforming loans(1)	98.59	86.80	98.93	68.53	85.00

(1)	Asset quality ratios exclude purchased impaired loans and acquired other real estate owned resulting from the Downers Grove National Bank merger.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014				2013
	IVQ	IIIQ	IIQ	IQ	IVQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate loans	$2,010	$2,036	$1,691	$3,690	$2,634
Multi–family mortgage loans	3,949	4,346	5,293	5,906	5,063
Nonresidential real estate loans	6,698	6,805	5,360	7,454	13,645
Construction and land loans	613	796	222	109	832
Commercial loans	705	845	1,020	952	977
Commercial leases	—	—	—	184	210
Consumer loans	—	—	—	1	1
	$13,975	$14,828	$13,586	$18,296	$23,362

PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$4,265	$2,006	$316	$4,131	$5,574
60 – 89 days past due	1,167	802	1,446	1,277	1,535
Matured Loans	553	4,306	1,340	2,913	3,458
	$5,985	$7,114	$3,102	$8,321	$10,567

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,051	$14,452	$14,181	$14,154	$15,876
Charge offs:
One–to–four family residential real estate loans	(229)	(298)	(290)	(56)	(432)
Multi–family mortgage loans	(449)	(97)	(594)	(90)	(320)
Nonresidential real estate loans	(266)	(695)	(186)	(580)	(207)
Construction and land loans	—	—	(1)	—	—
Commercial loans	(23)	(78)	—	(22)	(62)
Commercial leases	—	(8)	—	—	—
Consumer loans	(2)	—	(4)	(6)	(5)
	(969)	(1,176)	(1,075)	(754)	(1,026)
Recoveries:
One–to–four family residential real estate loans	284	26	97	11	12
Multi–family mortgage loans	69	11	6	14	17
Nonresidential real estate loans	23	116	264	20	68
Construction and land loans	90	29	8	250	267
Commercial loans	198	1,005	14	8	114
Consumer loans	—	1	—	2	4
	664	1,188	389	305	482
Net (charge–offs) recoveries	(305)	12	(686)	(449)	(544)
Provision for (recovery of) loan losses	(756)	(1,413)	957	476	(1,178)
Ending balance	$11,990	$13,051	$14,452	$14,181	$14,154

Allowance for loan losses to total loans	1.01%	1.14%	1.28%	1.28%	1.27%
Net charge–off ratio (1)	0.11	—	0.25	0.16	0.20

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014				2013
	IVQ	IIIQ	IIQ	IQ	IVQ
DEPOSITS
Noninterest–bearing demand	$130,711	$128,498	$131,775	$129,732	$126,680
Savings deposits	154,532	152,545	154,263	156,174	149,602
Money market accounts	338,499	345,331	349,639	353,656	347,017
Interest–bearing NOW accounts	355,112	348,293	349,874	353,338	353,787
Certificates of deposits	232,859	243,635	251,789	259,919	275,622
	$1,211,713	$1,218,302	$1,237,340	$1,252,819	$1,252,708

SELECTED AVERAGE BALANCES
Total average assets	$1,421,804	$1,427,550	$1,444,697	$1,442,667	$1,450,403
Total average interest–earning assets	1,350,815	1,355,436	1,370,391	1,367,225	1,374,544
Average loans	1,144,281	1,127,735	1,119,255	1,114,433	1,061,829
Average securities	116,234	114,805	112,691	115,089	92,223
Average stock in FHLB	6,257	6,257	6,224	6,068	6,068
Average other interest–earning assets	84,043	106,639	132,221	131,635	214,424
Total average interest–bearing liabilities	1,087,860	1,100,947	1,118,088	1,122,027	1,126,973
Average interest–bearing deposits	1,084,373	1,097,762	1,115,437	1,119,445	1,123,977
Average borrowings	3,487	3,185	2,651	2,582	2,996
Average stockholders’ equity	183,584	179,929	178,477	177,331	175,305

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.65%	3.62%	3.65%	3.59%	3.55%
Average loans	4.17	4.22	4.33	4.26	4.44
Average securities	0.98	0.98	1.02	1.04	1.17
Average other interest–earning assets	0.40	0.36	0.32	0.27	0.26
Total average interest–bearing liabilities	0.26	0.27	0.28	0.29	0.30
Average interest–bearing deposits	0.26	0.27	0.28	0.29	0.30
Average borrowings	0.34	0.25	0.15	0.31	0.26
Net interest rate spread	3.39	3.35	3.37	3.30	3.25
Net interest margin	3.44	3.40	3.43	3.34	3.31
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014				2013
	IVQ	IIIQ	IIQ	IQ	IVQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	14.75	12.76%	12.36%	12.21%	12.08%
Tangible equity to tangible total assets (end of period)	13.08	12.63	12.23	12.07	11.93
Risk–based total capital ratio	18.31	17.65	17.41	17.52	17.28
Risk–based tier 1 capital ratio	17.21	16.45	16.16	16.27	16.03
Tier 1 leverage ratio	13.04	12.62	12.21	12.05	11.92
Tier 1 capital	$187,290	$178,904	$175,778	$174,580	$172,775
BankFinancial FSB
Risk–based total capital ratio	16.21%	15.48%	15.13%	15.17%	14.93%
Risk–based tier 1 capital ratio	15.11	14.28	13.88	13.92	13.68
Tier 1 leverage ratio	11.45	10.95	10.50	10.31	10.16
Tier 1 capital	$164,420	$155,208	$151,035	$148,943	$147,363

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$11.86	$10.55	$11.16	$9.98	$9.16
High	12.17	10.69	11.24	10.33	9.74
Low	10.24	10.43	9.40	9.06	8.70
Book value per share	$10.24	$8.59	$8.45	$8.38	$8.32
Tangible book value per share	$10.15	$8.50	$8.35	$8.27	$8.21
Cash dividends declared on common stock	$0.03	$0.04	$0.01	$—	$0.02
Dividend payout ratio	1.83%	23.50%	15.05%	N.M.	28.04%
Stock repurchases	$—	$—	$—	$—	$—
Stock repurchases – shares	—	—	—	—	—

EARNINGS PER SHARE COMPUTATIONS
Net income	$34,678	$3,590	$1,404	$942	$1,505
Average common shares outstanding	21,101,966	21,101,966	21,101,966	21,101,966	21,101,966
Less: Unearned ESOP shares	(841,526)	(866,193)	(937,585)	(977,561)	(1,002,041)
Unvested restricted stock shares	(16,822)	(16,822)	(18,572)	(25,750)	(25,750)
Weighted average common shares outstanding	20,243,618	20,218,951	20,145,809	20,098,655	20,074,175
Plus: Dilutive common shares equivalents	9,755	16,456	14,241	12,045	9,500
Weighted average dilutive common shares outstanding	20,253,373	20,235,407	20,160,050	20,110,700	20,083,675
Basic earnings per common share	$1.72	$0.17	$0.07	$0.05	$0.08
Diluted earnings per common share	$1.72	$0.17	$0.07	$0.05	$0.08

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding gain on sale of owner-occupied and investor-owned one-to-four family residential loans that we designated as held for sale from noninterest income, and other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Pre–tax pre–provision earnings from core operations
Income before income taxes	$3,283	$1,505	$9,297	$3,298
Recovery of loan losses	(756)	(1,178)	(736)	(687)
	2,527	327	8,561	2,611
Adjustments:
Gain on sale of owner-occupied and investor-owned one-to-four family residential loans designated as held for sale	—	—	—	(1,340)
Nonperforming asset management	219	607	838	2,638
Loss (gain) on sale of other real estate owned	75	(34)	35	148
Valuation adjustments of other real estate owned	46	79	438	550
Operations of other real estate owned	127	159	935	915
Adjustments	467	811	2,246	2,911
Pre–tax pre–provision earnings from core operations	$2,994	$1,138	$10,807	$5,522

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.84%	0.31%	0.75%	0.38%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2014				2013
	IVQ	IIIQ	IIQ	IQ	IVQ
Pre–tax pre–provision earnings from core operations
Income before income taxes	$3,283	$3,626	$1,429	$959	$1,505
Provision for (recovery of) loan losses	(756)	(1,413)	957	476	(1,178)
	2,527	2,213	2,386	1,435	327
Adjustments:
Nonperforming asset management	219	418	97	104	607
Loss (gain) on sale of other real estate owned	75	52	(98)	6	(34)
Valuation adjustments of other real estate owned	46	315	33	44	79
Operations of other real estate owned	127	127	474	207	159
	467	912	506	361	811
Pre–tax pre–provision earnings from core operations	$2,994	$3,125	$2,892	$1,796	$1,138

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.84%	0.88%	0.80%	0.50%	0.31%

(1)	Annualized